UNITED STATES
             SECURITIES AND EXCHANGE COMMISSION


                   Washington, D.C. 20549



                          FORM 8-K

                       CURRENT REPORT

 Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


 Date of Report (Date of earliest event reported):  March 15, 2003


                       World Wide Web, Inc.
                -------------------------------
   (Exact name of registrant as specified in its charter)






     Nevada                000-3317                    88-0440630
  ------------          ---------------          -------------------------
(State or other      (Commission File No.)    (I.R.S. Employer Identification
jurisdiction of                                             No.)
incorporation or
organization)




        1615 South Maryland Parkway, Las Vegas, Nevada 89104
        --------------------------------------------------
            (Address of principal executive offices)




    Registrant's telephone number, including area code: (702)-383-7008


                                N/A
                       -----------------
     (Former name or former address, if changed since last report)




PAGE-1-




Item 5.   OTHER EVENTS AND REGULATION FD DISCLOSURE.

Address Change

On March 15, 2003, World Wide Web, Inc. (the "Company") the Company relocated and changed it's main place of business and contact address to:

                    1615 South Maryland Parkway
                      Las Vegas, Nevada 89104
                          (702)-383-7008

The Company does not work, associate, nor operate at the former address any longer. Such former business and contact address was:

               800 North Rainbow Boulevard, Suite 208
                      Las Vegas, Nevada 89107
                           (702) 948-5008




                         SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant had duly caused this report to be signed by the undersigned hereunto duly authorized.

Date:  April 21, 2003	         World Wide Web, INC.



                              /s/Herb Sider
                              ------------------------------
                              Herb Sider, PRESIDENT










PAGE-2-